UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported):  February 3, 2005

SITEL CORPORATION

( Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation or Organization)	1-12577 (Commission File Number)	47-0684333 (IRS EmployerIdentification No.)

7277 World Communications Drive Omaha, Nebraska (Address of Principal Executive Offices)		68122 (Zip Code)

Registrant’s Telephone Number, Including Area Code:  (402) 963-6810

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On February 3, 2005, SITEL Corporation issued a press release with an update of the company’s previously announced outlook for the fourth quarter of 2004 and revised estimates of the charges being recorded in the fourth quarter of 2004 related to the previously announced profit improvement plan. This press release is attached as exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

99.1 Press release of SITEL Corporation dated February 3, 2005

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SITEL Corporation
(Registrant)

Date: February 3, 2005	By	/s/Jorge A. Celaya
Jorge A. Celaya
Chief Financial Officer

EXHIBIT INDEX

Exhibit  No.                    Description

99.1                                  Press release of SITEL Corporation dated February 3, 2005